JONATHAN A. MARCUS, M.D.

2337 South Clinton Avenue, Rochester NY 14618
Work Phone: 585-341-7575 Cell Phone: 305-458-8760
Email: jonathan_marcus@urmc.rochester.edu

RESIDENCY AND POSTDOCTORAL TRAINING

2010-2011 **University of Rochester – Strong Memorial Hospital**
Clinical Epilepsy Fellow, June 2011 Rochester, NY

2009-2010 **University of Rochester – Strong Memorial Hospital**
Sleep Medicine Fellow, June 2010 Rochester, NY

2006-2009 **University of Rochester – Strong Memorial Hospital**
Neurology Resident, June 2009 Rochester, NY

2005-2006 **University of Rochester – Strong Memorial Hospital**
Internal Medicine Internship, June 2006 Rochester, NY

EDUCATION

2001-2005 **University of Miami School of Medicine** Miami, FL
Doctor of Medicine, May 2005

1997-2001 **University of Michigan** Ann Arbor, MI
Bachelor of Science with Distinction & Honors, May 2001
Major: Biopsychology & Cognitive Studies

AWARDS/HONORS

- 2014: University of Rochester: Dep't. of Neurology – Faculty Teaching Award
- 2009: Alpha Omega Alpha – Medical Honor Society
- 2008: Arnold P. Gold Humanism Honor Society
- 2008: Arnold P. Gold: Humanism in Medicine Award
- 2007: Arnold P. Gold: Humanism in Medicine Award
- 2007,2009,2011,2013,2014: Strong Memorial Hospital: Strong Star
- 2001 – 2004: University of Miami School of Medicine: Trustee Scholar
- 2001 – 2004: Rotary Club of Miami: Thomas Brown McClelland Scholar
- 2003: Jackson Memorial Holtz– Children's Champ Award

PRACTICE EXPERIENCE

Assistant Professor of Neurology, University of Rochester: Department of Neurology

7/2011 – Present — Rochester, NY

Director, UR MEDICINE/Strong West Sleep Center

10/2014 – Present — Brockport, NY

- Outpatients seen at UR MEDICINE Sleep Center (Brighton, NY & Brockport, NY offices)
- Inpatients seen at University of Rochester- Strong Memorial Hospital & Highland Hospital

LICENSURE

- New York State Medical License, 2010-Present, License # 256218-1

CERTIFICATION

- Diplomate, American Board Psychiatry & Neurology (*Neurology)*
- Diplomate, American Board Psychiatry & Neurology (*Sleep Medicine)*

PROFESSIONAL MEMBERSHIP/PEER REVIEWING

- American Academy of Sleep Medicine, 2009 - Present
- American Academy of Neurology, 2006 - Present
- American Medical Association, 2003 - 2005
- Florida Medical Association, 2003 - 2005: Member - Council on Ethical & Judicial Affairs
- Active Reviewer, Neurology (Green Journal), *2009 – Present*
- Active Reviewer, Journal of Clinical Sleep Medicine, *2012 – Present*
- Active Reviewer, Neurology: Clinical Practice, 2014 – *Present*
- Active Reviewer, American Heart Journal, 2014 - *Present*

PUBLICATIONS

Costa M, Reddy KR, Marcus JA, Molina E, O'Brien C, Lang E ,Tzakis A, Schiff E. *Refractory Hepatic Hydrothorax in End Stage Liver Disease. The Impact of Chest Tubes on Morbidity and M ortality.* Gastrointest Endosc. 2000 Apr; 51(4 Pt 2):AB1-336. Poster Presentation at Digestive Diseases Week – 2000, San Diego, CA

Podcast: Krumholz A, Wiebe S, Gronseth G, et al. *Evaluating an apparent unprovoked first seizure in adults (an evidence-based review): report of the Quality Standards Subcommittee of the American Academy of Neurology and the American Epilepsy Society.* Neurology 2007;69:1996-2007.

SLEEP 2008 22nd Annual Meeting :*"Impact of Wind Insturment Practice on Obstructive Sleep Apnea Syndrome,"* Associated Professional Sleep Societies, LLC, June 7-12, 2008 in Baltimore, Maryland. ID #44505

SLEEP 2011 25th Annual Meeting :*"Validation of the Sleep Disorders Screening Questionnaire,"* Associated Professional Sleep Societies, LLC, June 11-15, 2011 in Minneapolis, MN. ID #0961

Marcus J, Bisognano J. *Screening for Obstructive Sleep Apnea Syndrome in Hypertensive Outpatients.* Journal of Clinical Hypertension. 2013; 15:289-290.

Pigeon W, Bishop T, Marcus J. *Current Pharmacological and Nonpharmacological Options for the Management of Insomnia.* Clinical Medicine Insights: Therapeutics 2013; 5:151-162.

Marcus J, Pothineni, A, Marcus C, Bisognano J. *The Role of Obesity and Obstructive Sleep Apnea in the Pathogenesis and Treatment of Resistant Hypertension.* Current Hypertension Curr Hypertens Rep. 2014 Jan;16(1):411.

Pigeon W, Bishop T, Marcus J. *Advances in the Management of Insomnia.* F1000 Prime Reports 2014;6:48.

PRESENTATIONS

University of Rochester: Department of Neurology, Grand Rounds - Case Presentations:

- 8/2006: Trigeminal Neuropathy associated with mixed connective tissue disease
- 11/2006: Meningeal Carcinomatosis Secondary to Occult Signet Ring Cell Carcinoma
- 2/2007: Photosensitive Generalized Epilepsy Presenting as Motor Tic
- 9/2007: Tuberculous Meningitis
- 3/2008: A Brief History of Frontal Lobotomy in the United States

University of Rochester: Department of Neurology, Pediatric Neurology Conference Series:

- 3/2008: The Role of Palliative Care in Pediatric Neurology

University of Rochester: Department of Neurology, Neuromuscular Case Conference:

- 6/2009: A Woman with Myotonic Myopathy of Unknown Etiology

University of Rochester: Department of Neurology, Resident Noon Conference:

- 2/2011: Sleep & Epilepsy: circadian and homeostatic influence on seizures
- 5/2010,6/2012: Clinical Presentation: REM Behavior Disorder and Narcolepsy
- 1/2013: Sleep Physiology, Obstructive Sleep Apnea
- 1/2014: Clinical Approach to Management of Insomnia

University of Rochester: Strong Sleep Disorders Center, Sleep Medicine Grand Rounds:

- 9/2009: The Nosology of Sleep Disorders

3/2010: A Review of Bruxism

5/2010: Medical Genetics & Sleep Disorders

6/2010: Sleep Deprivation & Physician Impairment

1/2010 – 6/2010: Weekly Clinical Case Conference Series

University of Rochester: Division of Allergy/Immunoology/Rheumatology, Grand Rounds:

11/2009: CNS Vasculitis – Neurology Guest Expert

9/2010: Anti-GAD antibody associated ataxia – Neurology/Guest Expert

Cloverwood (Senior Living Center) Rochester, NY

2/2010: Community Presentation on Sleep Disorders in the Elderly

University of Rochester Men's Health Day

9/2011: Science of Sleeping: Community presentation on Insomnia

Rochester Area Diabetes Educators – Community Presentation *Rochester, NY*

1/2012: Obstructive Sleep Apnea and Diabetes Mellitus

URMC: To Your Health Lecture Series – The Highlands at Pittsford *Rochester, NY*

6/2012: Community Presentation on Obstructive Sleep Apnea in the Elderly

University of Rochester: Department of Neurology, Grand Rounds

11/2012: Narcolepsy: Let Sleeping Dogs Lie?

ABVI-Goodwill: Lunch and Learn Community Lecture Series: *Rochester, NY*

5/2013: Community Presentation on Circadian Rhythm Disorders in Visually Impaired Population

UR MEDICINE: Strong West Health Talk Series *Brockport, NY*

11/2014: A Guide to A Better Night's Sleep

RESEARCH ACTIVITY

NIH-NINDS: CombiRx – Combination Therapy in MS
Sponsor: NIH-NINDS, Teva Neuroscience; Biogen-Idec, Inc
Role: Clinical Examiner

FTY720 - D2309 - FREEDOMS II
Sponsor: Novartis
Role: Clinical Examiner

CAMMS323: Comparison of Alemtuzumab and Rebif. Efficacy in Multiple Sclerosis, Study One (CARE-MS SM I)
Sponsor: Genzyme
Role: Clinical Examiner

CAMMS324 00507 - Comparison of Alemtuzumab and Rebif. Efficacy in Multiple Sclerosis, Study Two
Sponsor: Genzyme

Role: Clinical Examiner

ONO: DreaMS - Safety and efficacy of ONO4641 in relapsing remitting multiple sclerosis
Sponsor: ONO
Role: Clinical Examiner

EXTEND: A multicenter, open-label, extension study to evaluate the long-term safety and efficacy of BIIB019, Daclizumab High Yield Process (DAC HYP), mono-therapy in subjects with MS who have completed study 205MS301
Role: Clinical Examiner

DECIDE: multicenter, double-blind, randomized, parallel-group, mono-therapy, active-control study to determine efficacy and safety of Daclizumab High Yield Process (DAC HYP) versus Avonex (interferon beta-1a) in patients with RRMS.
Role: Clinical Examiner

Validation of the Sleep Disorders Screening Questionnaire (SDSQ)
University of Rochester Medical Center, Strong Sleep Disorders Center
Role: Co-Investigator

TEACHING EXPERIENCE

University of Rochester School of Medicine and Dentistry, Rochester, NY

- Lecturer: Mind, Brain and Behavior II (3rd Year Neurology Clerkship)
- Preceptor/Rounds: Mind, Brain and Behavior II (3rd Year Neurology Clerkship)
- Bedside Clinical Skills Examiner: Mind, Brain and Behavior II (3rd Year Neurology Clerkship)
- Instructor: Mind, Brain and Behavior (2nd Year Neuroscience Course)
- Instructor: ACE (1st Year Clinical Skills Course)
- Examiner: Comprehensive Clinical Skills Examination (3rd Year Medical Students)

University of Rochester School of Medicine and Dentistry, Rochester, NY

- Preceptor: Sleep Medicine Fellowship (2010 – Present)
- Preceptor: Strong Epilepsy Center Clinic, (Clinical Neurophysiology Fellows, Neurology Residents, and RNs) (2010 – 2014)

Jagellonian University School of Medicine, Krakow, Poland

- Lecturer/Instructor: Neurology Clerkship (3rd Year Course)